GERRY DIAKOW
              ----------------------------------------------------
           6th Floor * 110 Melville Street * Vancouver, B.C. * V6E 4A6
                    Tel: (604) 689-2944 * Fax: (604) 682-6509

February  24,  2000

Attn:  Virgil  Hlus
HSBC  Building  800
885  West  Georgia  Street
Vancouver,  B.C.  V6C  3H1

          Re:  Hi-Ho  Claims,  Garnet  Creek  (the  "Hi-Ho  Claims"
          ---------------------------------------------------------
Dear  Mr.  Hlus:
In connection with the filing of the Registration Statement by Quilchena Resources, Inc. with the Securities and Exchange Commission, I hereby consent to the use of the report entitled "Prospecting Report on Rock Sampling over the Hi-Ho Property" dated February 3, 2000 (the "Report") as an exhibit to the Registration statement. This consent is not to be construed as an admission that I am a person whose consent is required to be filed with the Registration Statement under the provisions of the Securities Act 1934, as amended. The Report may not be relied upon, used by or distributed to any person or entity for any other purpose without my prior consent.

Yours  truly,
/s/S.D.  Diakow
Gerry  Diakow

                                  GERRY DIAKOW
              ----------------------------------------------------
           6th Floor * 110 Melville Street * Vancouver, B.C. * V6E 4A6
                    Tel: (604) 689-2944 * Fax: (604) 682-6509

February  24,  2000

Attn:  Virgil  Hlus
HSBC  Building  800
885  West  Georgia  Street
Vancouver,  B.C.  V6C  3H1

          Re:  Hi-Ho  Claims,  Garnet  Creek  (the  "Hi-Ho  Claims"
          ---------------------------------------------------------
Dear  Mr.  Hlus:
In connection with the filing of the Registration Statement by Quilchena Resources, Inc. with the Securities and Exchange Commission, I hereby consent to the use of the report entitled "Exploration Potential of Hi-Ho Claims, Garnet Creek" dated March 11, 1999 (the "Report") as an exhibit to the Registration statement. This consent is not to be construed as an admission that I am a person whose consent is required to be filed with the Registration Statement under the provisions of the Securities Act 1934, as amended. The Report may not be relied upon, used by or distributed to any person or entity for any other purpose without my prior consent.

Yours  truly,
/s/Douglas  J.  Hopper
Douglas  H.  Hopper